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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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       Date of Report (Date of earliest event reported): December 6, 2000



                             MANUGISTICS GROUP, INC.
               (Exact name of issuer as specified in its charter)


 Delaware                               0-22154              52-1469385
(STATE OR OTHER JURISDICTION OF         (COMMISSION          (I.R.S. EMPLOYER
INCORPORATION OR ORGANIZATION)          FILE NUMBER)         IDENTIFICATION NUMBER)
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                           2115 East Jefferson Street
                            Rockville, Maryland 20852
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES AND ZIP CODE)


                                 (301) 984-5000
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


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ITEM 5.  OTHER EVENTS.

        On December 6, 2000, Manugistics Group, Inc. (the "Company") issued a press release announcing that Richard F. Bergmann has been named as president of the Company

        A copy of the press release appears as Exhibit 99 to this Report and is incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)     The following is filed as an Exhibit to this Report:

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
Exhibit Number   Description
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
99               Press Release dated December 6, 2000.
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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Rockville, State of Maryland, on the 6th day of December, 2000.


                                            MANUGISTICS GROUP, INC.


                                            By: /s/ Timothy T. Smith
                                               ---------------------------------
                                               Timothy T. Smith
                                               Senior Vice President and
                                               General Counsel


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                                  EXHIBIT INDEX


               Exhibit Number        Description
               --------------        -----------
                     99              Press Release dated December 6, 2000.